Exhibit 99.3

1 ACCELERATING GROWTH AND INNOVATION Millipore Q3 2006 Earnings Release Presentation November 1, 2006

Forward-looking Statements / Reg. G In order to take advantage of the safe harbor provisions of the private securities litigation reform act of 1995, you should understand that we will be making forward-looking statements in this conference. These statements involve a number of risks and uncertainties, including those which are set forth in our annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and our other SEC filings. We assume no obligation to update any forward-looking statement based on new information, future events or any other reason. A reconciliation of non-GAAP to GAAP results is available in the press release and on the company's website: http://www.millipore.com

Q3 2006 Highlights o Strong quarter of revenue growth: 10%* o Continued progress in increasing profitability - Non-GAAP operating margins increased from 17.5% to 19.6% - Non-GAAP net income increased 20% o Successful execution of global supply chain program - Five-year program is generating savings and ahead of schedule at halfway point - Program will require $10 million less of capital investment than original forecast o On track to meet 2006 guidance for revenue growth and non-GAAP EPS - Revenue growth of 10-12% - Non-GAAP EPS of $3.00-$3.10 *without Serologicals, adjusted for currency rate changes

4 o Bioscience Division - Strong performance in North America - Good product launch in lab water o Bioprocess Division - Filtration and chromatography drive growth - Customers making investments in capacity and actively making acquisitions 13% 6% Bioscience Bioprocess Q3 2006 Revenue Growth* Healthy growth in both divisions . . . *without Serologicals, adjusted for currency

5 13% 9% Bioscience Bioprocess 2006 Growth* (Nine months) is creating well-balanced growth profile *without Serologicals, adjusted for currency rate changes

6 Revenue Growth Drivers o Presence in faster growing markets o Better sales & marketing execution o Expansion in emerging markets oNew products o Go to market initiatives 6% 6% 10% 9% 2003 2004 2005 2006* Changes made last year are enabling Millipore to consistently deliver higher revenue growth Organic revenue growth *Through nine months, adjusted for currency rate changes

7 Millipore Strategic Business Units Bio-Products & Technologies SBU Filtration & Chromatography SBU Process Monitoring Tools SBU Advanced Manufacturing Solutions SBU Bioscience DivisionBioprocess Division Drug Discovery SBU Laboratory Water SBU Research Reagents SBU Sample Prep & Biotools SBU

8 Actual Dollars (In millions, except per share data) Q3 2006 Q3 2005 % Change Sales $ 330.1 $239.6 38% Gross profit 160.9 122.7 31% % of sales 48.7% 51.2% SG&A 106.9 72.6 47% % of sales 32.3% 30.3% R&D 24.6 18.9 31% % of sales 7.5% 7.9% Operating income 29.4 31.2 ( 6%) % of sales 8.9% 13.0% Net income $ 14.8 $ 22.9 (35%) EPS $ 0.27 $ 0.44 (37%) Shares outstanding 54,172 52,579 3% Q3 2006 GAAP results

Q3 2006 GAAP to Non-GAAP Reconciliation Reconciliation of GAAP to Non-GAAP Financial Measures Three Months Ended September 30, 2006 (dollars in thousands, except EPS data) Gross Profit Operating Operating Pre-tax Diluted Gross Profit Margin Income Margin Income Net Income EPS GAAP results, three months ended September 30, 2006 $ 160,856 48.7% $ 29,434 8.9% 17,599 $ 14,813 $ 0.27$ Non-GAAP adjustments: Costs related to manufacturing consolidation strategy 4,474 1.4% 4,474 1.4% 4,474 2,811 0.06 Acquisition inventory fair value amortization 13,279 4.0% 13,279 4.0% 13,279 8,344 0.16 Stock-based compensation expense 474 0.1% 3,246 1.0% 3,246 2,211 0.04 Acquisition integration and restructuring expenses 399 0.1% 6,105 1.9% 6,105 3,836 0.07 Purchased intangibles amortization 2,153 0.7% 6,065 1.8% 6,065 3,811 0.07 Environmental accrual 2,100 0.6% 2,100 1,319 0.02 Total non-GAAP adjustments 20,779 6.3% 35,269 10.7% 35,269 22,332 0.42 Non-GAAP results, three months ended September 30, 2006 $ 181,635 55.0% $ 64,703 19.6% 52,868 $ 37,145 $ 0.69$

10 Actual Dollars (In millions, except per share data) Q3 2006 Q3 2005 % Growth Sales $ 330.1 $239.6 38% Gross profit 181.6 129.0 41% % of sales 55.0% 53.9% Operating income 64.7 42.0 54% % of sales 19.6% 17.5% Net income $ 37.1 $31.1 20% EPS $ 0.69 $ 0.59 16% Q3 2006 Non-GAAP Results* * Please refer to the non-GAAP reconciliation table in Millipore's Q3 2006 earnings announcement

11 Actual Dollars (In millions, except per share data) 2006 2005 % Growth Sales $ 872.3 $ 734.7 19% Gross profit 447.0 387.6 15% % of sales 51.2% 52.8% SG&A 276.6 230.5 20% % of sales 31.7% 31.4% R&D 62.8 52.3 20% % of sales 7.2% 7.1% Operating income 107.6 104.8 3% % of sales 12.3% 14.3% Net income $ 78.5 $ 79.2 (1%) EPS $ 1.45 $ 1.55 (6%) Nine Month GAAP Results

Nine Months GAAP to Non-GAAP Reconciliation Reconciliation of GAAP to Non-GAAP Financial Measures Nine Months Ended September 30, 2006 (dollars in thousands, except EPS data) Gross Profit Operating Operating Pre-tax Diluted Gross Profit Margin Income Margin Income Net Income EPS GAAP results, nine months ended September 30, 2006 $ 447,025 51.2% $ 107,649 12.3% 99,789 $ 78,481 $ 1.45$ Non-GAAP adjustments: Costs related to manufacturing consolidation strategy 15,038 1.7% 15,038 1.8% 15,038 9,778 0.18 Acquisition inventory fair value amortization 13,279 1.5% 13,279 1.6% 13,279 8,344 0.15 Stock-based compensation expense 1,320 0.2% 8,960 1.0% 8,960 6,128 0.11 Acquisition integration and restructuring expenses 469 0.1% 8,060 0.9% 8,060 5,171 0.09 Purchased intangibles amortization 2,153 0.2% 8,985 1.0% 8,985 5,722 0.11 Environmental accrual 2,100 0.2% 2,100 1,319 0.03 Bridge loan commitment fees in connection with acquisition of Serologicals 1,310 895 0.02 Total non-GAAP adjustments 32,259 3.7% 56,422 6.5% 57,732 37,357 0.69 Non-GAAP results, nine months ended September 30, 2006 $ 479,284 54.9% $ 164,071 18.8% $ 157,521 $ 115,838 $ 2.14

13 Actual Dollars (In millions, except per share data) 2006 2005 % Growth Sales $ 872.3 $ 734.7 19% Gross profit 479.3 396.5 21% % of sales 54.9% 54.0% Operating income 164.1 134.8 22% % of sales 18.8% 18.4% Net income $ 115.8 $ 100.6 15% EPS $ 2.14 $ 1.97 9% Nine Month Non-GAAP results* * Please refer to the non-GAAP reconciliation table in Millipore's Q3 2006 earnings announcement

14 Cash & marketable securities $91 Debt $1,442 Accounts receivable $252 DSOs 70 days Inventory $278 Days of Inventory 150 days $ in millions Sep 30, 2006 Balance Sheet $651 $552 $188 67 days $153 111 days Dec 31, 2005 $163 $100 $186 71 days $151 118 days Oct 1, 2005

15 Near-term priorities o Deliver on strong Q4 performance o Meet milestones for integration of Serologicals o Drive growth initiatives o Focus on cash flow improvement